                                                                    EXHIBIT 4.2


                       VITESSE SEMICONDUCTOR CORPORATION



NUMBER                                                         SHARES
 SD

INCORPORATED UNDER THE LAWS OF                       SEE REVERSE FOR
THE STATE OF DELAWARE                                CERTAIN DEFINITIONS AND A
                                                     STATEMENT AS TO THE RIGHTS,
                                                     PREFERENCES, PRIVILEGES AND
                                                     RESTRICTION OF SHARES

This Certifies that                                  CUSIP 928497 10 6


is the record holder of

    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

                       VITESSE SEMICONDUCTOR CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate duly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

    IN WITNESS WHEREOF the Corporation has caused this certificate to be signed in facsimile by its duly authorized officers and sealed with a facsimile of its corporate seal.

    Dated

        (Signature)                                       (Signature)
------------------------------                   -----------------------------
          Secretary                              President and Chief Executive
                                                 Officer

                      [VITESS SEMICONDUCTOR  CORPORATION
                                CORPORATE SEAL
                               FEBRUARY 3, 1987
                                 * DELAWARE *]

COUNTERSIGNED AND REGISTERED:
  THE FIRST NATIONAL BANK OF BOSTON
       TRANSFER AGENT AND REGISTRAR


BY    [Signature]
------------------------------
    AUTHORIZED SIGNATURE

                       VITESSE SEMICONDUCTOR CORPORATION

     The Corporation is authorized to issue two classes of stock, Common Stock and Preferred Stock. The Board of Directors of the Corporation has the power to fix the number of shares and the designation of a series of Preferred Stock and to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any unissued series of Preferred Stock.

     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares of stock of the Corporation, and upon the holders thereof as established by the Certificate of Incorporation or by any certificate of determination of preferences, and the number of shares constituting each series or class and the designations thereof, may be obtained by any stockholder of the Corporation upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM --  as tenants in common             UNIF GIFT MIN ACT-- ___________Custodian____________
  TEN ENT --  as tenants by the entireties                           (Cust)              (Minor)
  JT TEN  --  as joint tenants with right of                       under Uniform Gifts to Minors
              survivorship and not as tenants                      Act_____________________________
              in common                                                      (State)
  COM PROP -- as community property            UNIF TRF MIN ACT--  ______Custodian (until age______)
                                                                   ________ under Uniform Transfers
                                                                   (Minor)
                                                                   to Minors Act___________________
                                                                                (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, __________________________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

----------------------------------------

----------------------------------------


--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------Shares
of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -----------------------------

                                      X_______________________________________
                                       THE SIGNATURE TO THIS ASSIGNMENT MUST
                                       CORRESPOND WITH THE NAME AS WRITTEN UPON
                         NOTICE: THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed By:

BY
  -----------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17ad-15.